Investor Presentation November 2016

Forward‐Looking Statements 1 This presentation has been prepared by Xenia Hotels & Resorts, Inc. (the “Company” or “Xenia”) solely for informational purposes. This presentation contains, and our responses to various questions from investors may include, “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies and financial performance, the amount and timing of future cash distributions, our lodging portfolio, and our prospects and future events. Such statements involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward‐looking statements. In some cases, you can identify forward‐looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “illustrative,” “forecasts,” “guidance,” “project” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward‐looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward‐looking statements. Actual results may differ materially from those expressed or forecasted in the forward‐looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in the Company’s most recent Annual Report on Form 10‐K, as updated by any subsequent Quarterly Report on Form 10‐Q, in each case as filed with the U.S. Securities and Exchange Commission (“SEC”). These factors are not necessarily all of the important factors that could cause our actual financial results, performance, achievements or prospects to differ materially from those expressed in or implied by any of our forward‐looking statements. Other unknown or unpredictable factors also could harm our results. All forward‐looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward‐looking statements speak only as of the date they are made, and we do not undertake or assume any obligation to update publicly any of these forward‐looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward‐looking statements, except to the extent required by applicable laws. If we update one or more forward‐looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward‐looking statements. On February 3, 2015, Xenia was spun off from InvenTrust Properties Corp. (“InvenTrust”). Prior to the separation, the Company effectuated certain reorganization transactions which were designed to consolidate the ownership of its hotels into its operating partnership, consolidate its TRS lessees in its TRS, facilitate its separation from InvenTrust, and enable the Company to qualify as a REIT for federal income tax purposes. Unless otherwise indicated or the context otherwise requires, all financial and operating data herein reflect the operations of the Company after giving effect to the reorganization transactions, the disposition of other hotels previously owned by the Company, and the spin‐off. Xenia Hotels & Resorts® and related trademarks, trade names and service marks of Xenia appearing in this presentation are the property of Xenia. Unless otherwise noted, all other trademarks, trade names or service marks appearing in this presentation are the property of their respective owners, including but not limited to Marriott International, Inc., Kimpton, Hyatt Hotels Corporation, Aston, Fairmont, Hilton Worldwide Holdings Inc., and Loews, or their respective parents, subsidiaries or affiliates. None of the owners of these trademarks, their respective parents, subsidiaries or affiliates or any of their respective officers, directors, members, managers, shareholders, owners, agents or employees, has any responsibility for the creation or contents of this presentation. This document is not an offer to buy or the solicitation of an offer to sell any securities of the Company. Unless as specifically noted otherwise, all information is as of November 10, 2016.

Key Investment Highlights 2 Broad portfolio mix Focus on quality Differentiated portfolio management Strong financial profile Canary Santa BarbaraHyatt Regency Santa Clara Residence Inn Boston Cambridge

3 Enterprise Value $2.7B Net Debt / 2016 EBITDA1 3.5x Dividend Yield 6.9% Note: Share price as of 11/10/2016 (1) SNL consensus EBITDA estimate as of 11/10/2016; net debt as of 9/30/2016 Brand Family 57% 9% 10% 9% 6% 5% 2% Independent 2% Located in Top 25 Markets and Key Leisure Destinations Financial Highlights Premium Full Service, Lifestyle and Urban Upscale Mix Over 70% Luxury and Upper Upscale Hotels Company Overview

Disciplined Approach to Capital Allocation

XENIA HOTELS & RESORTS

Responsible and strategic capital allocations to increase value and returns

	Since listing
Capital Reinvestment Continually reviewing opportunities to invest and recycle capital to maintain quality, as well as increase long-term value and generate attractive returns.	**~$85** Million
Dividends Increased dividend 20% after first year as a publicly traded company. Over $150 million in dividends paid since Q1 2015.	**~$150** Million
Share Repurchases Repurchased at an 8.9x weighted average EBITDA multiple. Approximately $100 million of remaining authorization	**~$73** Million
Acquisitions and Dispositions Opportunistic acquisitions with disciplined approach. Culled assets from lower end of the portfolio (average $15k EBITDA / key and average RevPAR > 25% discount to remainder of portfolio)	**~$690** Million

Note: YTD share repurchases through 11/4/2016

4

Geographically Diverse Portfolio

46 Hotels, comprising 11,594 rooms
In 31 markets, including 20 states and the District of Columbia


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
MA
CT
RI
NJ
DE
MD
DC
HI



Aston Waikiki Beach Hotel



RiverPlace Hotel



Westin Houston Galleria



Renaissance Austin



Andaz Savannah



Hilton Garden Inn Washington DC

5

6 (1) 10‐K Annual Report 2015 (2) STR Business Mix2 Transient 70% Group 30% Revenue Mix1 Rooms 68% Food and Beverage 27% Other 6% Portfolio Mix Provides Various Demand and Revenue Sources

7 Key leisure destination hotels have multiple sources of demand resulting in 7‐day‐a‐week business. • In 2015, our key leisure destination hotels achieved • 84.1% Occupancy • $230.35 ADR • $193.82 RevPAR In addition, several hotels in our portfolio located outside of key leisure destinations drive leisure business based on their location in the market. • Santa Clara • Boston • Orlando • Houston Marriott Napa Valley Hotel & Spa Canary Santa Barbara Aston Waikiki Beach Hotel Hyatt Centric Key West Resort & Spa Bohemian Hotel Celebration Andaz Savannah Leisure as a Driver of Demand

8 Flexibility to choose the best type of asset in each market Geographic Diversity + Variety of Hotels = Superior Positioning Premium Full Service > 55% of Rooms Lifestyle > 20% of Rooms Urban Upscale > 20% of Rooms • Traditional luxury and upper upscale assets featuring restaurants, meeting space and a range of other amenities • Prime locations with corporate, group, and leisure demand generators • Unique luxury and upper upscale assets with smaller footprints and more modern, boutique style • Emphasis on local influence and unmatched experience • One‐of‐a‐kind restaurant and bar experiences • Premium branded select service assets • In proximity to multiple demand generators in urban locations • Select service model allows for efficient cost structure and higher profit margin

Update: Houston Market (~10.5% of FY 16 Hotel EBITDA) 9 2016 Marriott Woodlands Waterway Hotel Westin Galleria & Oaks Houston September YTD YOY Change September YTD YOY Change Occupancy 69.3% (573 bps) 67.7% (955 bps) ADR $222.52 (7.9%) $170.01 (4.3%) RevPAR $154.21 (15.0%) $115.14 (16.1%) Hotel EBITDA $11.2 M (16.3%) $11.7 M (7.6%) Marriott Woodlands Waterway Hotel Westin Galleria & Oaks Houston

Focus on Quality Hotel Commonwealth – Boston, MA

Focus on Quality Drives Portfolio Transformation 11 Acquisitions1 Dispositions Prior Platform2 80 Hotels 0 Hotels 2007‐2009 25 Hotels 0 Hotels 2010 5 Hotels 7 Hotels 2011 3 Hotels 7 Hotels 2012 7 Hotels 15 Hotels 2013 14 Hotels 5 Hotels 2014 1 Hotel 55 Hotels 2015 3 Hotels 1 Hotel 2016 YTD 1 Hotel 5 Hotels Since inception in 2007, transformed portfolio and significantly improved quality through strategic transactions. Only four hotels in current portfolio were owned in 2007 (1) Excludes Grand Bohemian Hotel Charleston and Grand Bohemian Hotel Mountain Brook (2) InvenTrust acquired two hotel portfolios in 2007, which were placed under Xenia’s asset management platform Over $5.3 billion of transaction activity since 2007 $79 $149 $0 $20 $40 $60 $80 $100 $120 $140 $160 2007 2015 Portfolio RevPAR

Luxury 13% Upper Upscale 59% Upper Midscale 4% Upscale 24% Portfolio Weighted Towards Premium Hotels 12 Note: Categories by number of total rooms. Totals may not equal 100% due to rounding (1) As defined by STR; Hotel Commonwealth included in Luxury (classified as Independent by STR) Greater than 70% of Rooms are Luxury or Upper Upscale1 Loews New Orleans Fairmont Dallas

High Quality Portfolio Compares Favorably 13 Sources: SNL Financial (1) SNL consensus estimates as of 11/10/16 2016E EBITDA1 / Key ($ in thousands) $33.2 $30.0 $27.7 $27.3 $24.0 $23.7 $20.6 $19.9 $18.6 LHO PEB CHSP DRH XHR SHO FCH HT RLJ Peer Average: $25.5

14Grand Bohemian Hotel Charleston – Charleston, SC

Differentiated Portfolio Management Andaz Napa – Napa, CA

Differentiated Approach Drives Value Creation 16 Broad Footprint with Variety of Asset Types Branded Hotels Manager Diversification Portfolio Management Platform Harvests Value Multiple Demand and Revenue Sources

Asset Management Platform Drives Performance 17 Note: For only those hotels operated by Marriott, our historical annual operating results represented here from 2011 to 2013 include a 52‐53 week fiscal calendar used by Marriott at that time. Otherwise presented for the calendar year. USALI 11 adjustments for 2014 when available and as reported by hotel operator. (1) Excludes hotels subsequently sold and the Andaz Napa due to earthquake disruption in the first year after acquisition 33.4% 34.7% 36.6% 38.5% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% 36.0% 37.0% 38.0% 39.0% $0 $100 $200 $300 $400 $500 $600 $700 Year Prior to Acquisition Acquisition Year Acquisition Year +1 Acquisition Year +2 $ M i l l i o n s Room Rev Other Rev GOP Margin Properties Acquired Between 2010‐20131

5% 38% 20% 13% 11% 13% Revenues Expenses Rooms F&B Engineering Misc. Property Optimization Process Adds Incremental Value 18 The Property Optimization Process (“POP”) includes an intensive site visit by industry veteran team members, followed by a period of analysis, research, and implementation • The XHR “POP” has been completed at 16 hotels accounting for over 50% of the room inventory. • Implementation by property and corporate management teams • Extend to remainder of hotels in the portfolio over the next few years $3.7 million in implemented total net enhancements and reductions from 2014 – YTD 2016 POP reviews.

Case Study: Marriott Dallas City Center 19 (1) Year end 2015 compared to trailing 12‐months at acquisition. Asset Performance1 Revenue  $8.6 million or 49.6% GOP  $5.9 million or 100.5% EBITDA Margin  2,205 bps Improvement Opportunity • Converted from Westin to Marriott, including full hotel renovation • 9 keys added to inventory • Enhancing leisure and group mix balance • M Club Lounge addition Acquisition September 2010 $50 million ‐ $120,200 per key Total Current Investment: $70 million

Case Study: Hyatt Regency Santa Clara 20 (1) Year end 2015 compared to trailing 12‐months at acquisition. Asset Performance1 Revenue  $11.0 million or 26.0% GOP  $8.9 million or 61.6% EBITDA Margin  1,023 bps Improvement Opportunity • Focus on ADR growth and optimizing business mix • Public space refreshed just prior to acquisition • $7.5 million guest room renovation in 2014 Acquisition September 2013 $99 million ‐ $197,000 per key Total Current Investment: $110 million

Additional Case Studies 21 Based on trailing twelve months prior to acquisition to year end 2015. For hotels operated by Marriott, historical annual operating results represented here, 2013 and prior, include a 52‐53 week fiscal calendar used by Marriott at that time Marriott San Francisco Airport Waterfront Acquired 2012 • Purchased from a publicly traded lodging REIT. • With strategic relationship with Marriott, launched the first “M Club Lounge” in the Marriott system. • RevPAR increase of 45.1% from purchase. • EBITDA increase of 76.1% from purchase. • Additional strategic improvements have been implemented at this hotel, including the $18.4 million comprehensive guest room and bathroom renovation completed last year. Renaissance Atlanta Waverly Hotel & Convention Center Acquired 2012 • Purchased from a publicly traded lodging REIT. • Completed a $13.1 million renovation of guest rooms, lobby and meeting space in 2013. • Strategic renovation allowed the booking of large multi‐year corporate groups that otherwise would not have considered the hotel. • RevPAR increase of 24.9% from purchase. • EBITDA increased 61.1% from acquisition. Andaz San Diego Acquired 2013 • Purchased in Q1 2013. • Several of the hotel’s food and beverage venues have been reorganized and overhauled, including the closure of the nightclub. Since acquisition, GOP for the same period increased $2.8 million, or 79.2%. • RevPAR increase of 17.7% from purchase. • EBITDA increase of 115.2% from purchase.

22Hotel Palomar Philadelphia ‐ Philadelphia, PA

Strong Financial Profile Hilton Garden Inn Washington D.C.

Conservative Leverage Profile 24 Sources: SNL Financial (1) SNL consensus EBITDA estimates as of 11/10/2016; net debt as of 9/30/2016 Net Senior Capital / 2016E EBITDA1 6.8x 6.8x 4.9x 4.4x 3.6x 3.5x 3.5x 2.7x 2.5x FCH HT PEB CHSP RLJ LHO XHR DRH SHO Net Debt Preferred Equity

Unencumbered Assets Enhance Flexibility 25 Unencumbered assets represent: Property Keys Property Keys Marriott San Francisco Airport Waterfront 688 Courtyard Pittsburgh 182 Aston Waikiki Beach Hotel 645 Hilton Garden Inn Chicago North Shore/Evanston 178 Renaissance Atlanta Waverly Hotel & Convention Center 522 Homewood Suites by Hilton Houston Near the Galleria 162 Renaissance Austin 492 Andaz San Diego 159 Marriott Griffin Gate Resort & Spa 409 Hampton Inn & Suites Denver Downtown 148 Marriott Woodlands Waterway Hotel & Convention Center 343 Courtyard Kansas City Country Club Plaza 123 Hilton Garden Inn Washington DC Downtown 300 Courtyard Birmingham Downtown at UAB 122 Marriott Napa Valley Hotel & Spa 275 Hyatt Key West Resort & Spa 120 Hotel Commonwealth 245 Hampton Inn & Suites Baltimore Inner Harbor 116 Hotel Monaco Salt Lake City 225 Bohemian Hotel Celebration 115 Marriott West Des Moines 219 Marriott Chicago at Medical District/UIC 113 Courtyard Fort Worth Downtown/Blackstone 203 Lorien Hotel & Spa 107 Hilton St. Louis Downtown at the Arch 195 Canary Hotel 97 Residence Inn Baltimore Downtown/Inner Harbor 188 RiverPlace Hotel 84 ~60% of rooms 28 hotels ~60% of Hotel EBITDA

Debt Maturity Profile, inclusive of extensions 26 Note: Assumes all potential extension options are exercised 1. Includes five floating rate loans for which LIBOR has been fixed over the life of the loans 2. Unsecured Line of Credit of $400 million shown at fully extended maturity. $390 million of capacity available as of 11/7/2016 WA Fixed Rate Maturing Debt N/A N/A N/A N/A 3.14% 2.79% 3.63% 4.14% N/A 4.48% 4.53% WA Floating Rate Maturing Debt N/A N/A 2.82% 2.52% 2.81% 2.98% 2.62% N/A N/A N/A N/A # Loans Maturing 0 0 2 1 8 3 3 1 0 1 1 Fixed 1 Floating Line of Credit Capacity 2 Line of Credit Balance No debt maturities through April 2018 and manageable maturities in 2018 and 2019 $96 $175 $125 $60 $63 $60 $73 $56 $115 $134 $141 $10 $390 $0 $100 $200 $300 $400 $500 $600 $700 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Dividends and Share Repurchases Drive Shareholder Value 27 Note: Peers includes APLE, CHSP, DRH, FCH, HT, LHO, PEB, RLJ, and SHO (1) Share price as of 11/10/2016 (2) Calculated using SNL consensus estimates as of 11/10/2016 less 5% FF&E reserve on full year 2015 revenues Approximately $72.5 million purchased YTD through November 4 Executing against share repurchase authorization Dividend Yield1 6.9% 2nd highest among peers Payout Ratio2 64.1% Bottom 1/3 among peers Strong Dividend 8.9x weighted average EBITDA multiple Over $100 million remaining authorization

What You Can Continue to Expect from Us 28 Opportunistic investing Transaction‐oriented mindset with focus on quality Aggressive asset management initiatives Healthy balance sheet throughout the cycle Leveraging relationships with brands and managers

Non‐GAAP Financial Measures 29 We consider the following non‐GAAP financial measures useful to investors as key supplemental measures of our operating performance: Gross Operating Profit (GOP), GOP margin, EBITDA, Adjusted EBITDA, FFO and Adjusted FFO. These non‐GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP. Please refer to the Company's filings with the SEC and its earnings releases, which are available in the investor relations section of the Company’s website at www.xeniareit.com, for disclosure of the Company's net income, for reconciliations of GOP and GOP Margin, EBITDA and EBITDA Margin, FFO and Adjusted FFO, Adjusted FFO per diluted share, to net income and for additional detail on the Company's use of non‐ GAAP measures. Gross Operating Profit (GOP) and GOP Margin We calculate hotel GOP in accordance with the Uniform System Accounts for the Lodging Industry (USALI) Eleventh Revised Edition, which defines GOP as net income or loss (calculated in accordance with GAAP) after adding back base and incentive management fees, non‐operating income and expenses, replacement reserve and excluding franchise fees. We believe GOP provides another financial measure in evaluating and facilitating comparison of operating performance between periods of our underlying hotel property entities. EBITDA and Adjusted EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to an investor regarding results of operations, in evaluating and facilitating comparisons of operating performance between periods and between REITs by removing the impact of capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and along with FFO and Adjusted FFO, it is used by management in the annual budget process for compensation programs. The Company further adjusts EBITDA for certain additional items such as hotel property acquisitions and pursuit costs, amortization of share‐based compensation, equity investment adjustments, the cumulative effect of changes in accounting principles, impairment of real estate assets, operating results from properties sold and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes Adjusted EBITDA provides investors with another financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which defines hotel EBITDA as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. Hotel EBITDA and Hotel EBITDA Margin The Company calculates Hotel EBITDA in accordance with USALI, which is defined as net income or loss (calculated in accordance with GAAP) after adding back replacement reserves. Hotel EBITDA Margin is calculated by dividing Hotel EBITDA by Total Operating Revenues. FFO and Adjusted FFO We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate‐related depreciation, amortization and impairments, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and joint ventures, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. We believe that the presentation of FFO provides useful supplemental information to investors regarding our operating performance by excluding the effect of real estate depreciation and amortization, gains (losses) from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. We believe that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. Our calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing us to non‐REITs. We further adjust FFO for certain additional items that are not in NAREIT’s definition of FFO such as hotel property acquisition and pursuit costs, amortization of debt origination costs and share‐based compensation, operating results from properties that are sold and other expenses we believe do not represent recurring operations. We believe that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance. FFO, Adjusted FFO, EBITDA and Adjusted EBITDA do not represent cash generated from operating activities under GAAP and should not be considered as alternatives to net income or loss, operating profit, cash flows from operations or any other operating performance measure prescribed by GAAP. Although we present and use FFO, Adjusted FFO, EBITDA and Adjusted EBITDA because we believe they are useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs that report similar measures, the use of these non‐GAAP measures has certain limitations as analytical tools. These non‐ GAAP financial measures are not measures of liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund capital expenditures, contractual commitments, working capital, service debt or make cash distributions. These measures do not reflect cash expenditures for long‐term assets and other items that we have incurred and will incur. These non‐GAAP financial measures may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. These non‐GAAP financial measures as presented may not be comparable to non‐GAAP financial measures as calculated by other real estate companies. Therefore, these measures should not be considered in isolation or as an alternative to GAAP measures. For a reconciliation of net income (loss) to EBITDA and Adjusted EBITDA for historical periods presented and our calculation of Hotel EBITDA, please refer to our website www.xeniareit.com Adjusted FFO per diluted share The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO for the respective period by the diluted weighted average number of common stock shares for the corresponding period. The Company’s diluted weighted average number of common shares outstanding is calculated by taking the weighted average of the common stock outstanding for the respective period plus the effect of any dilutive securities. Any anti‐dilutive securities are excluded from the diluted earnings per‐share calculation.